    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 16, 1997

                                                     REGISTRATION NO. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                          PATINA OIL & GAS CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                          1311                         75-2629477
(STATE OR OTHER JURISDICTION OF   (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)   CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)
                                                                KEITH M. CROUCH
                 1625 BROADWAY                                   1625 BROADWAY
             DENVER, COLORADO 80202                          DENVER, COLORADO 80202
                 (303) 389-3600                                  (303) 389-3600
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE          (ADDRESS, INCLUDING ZIP CODE, AND
        NUMBER, INCLUDING AREA CODE, OF                 TELEPHONE NUMBER, INCLUDING AREA
   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)               CODE OF AGENT FOR SERVICE)

                               ------------------

                                   COPIES TO:

        JOHN E. RILEY                   PETER E. LORENZEN                 MARTIN J. COLLINS
  SIMPSON THACHER & BARTLETT          SNYDER OIL CORPORATION             MAYER, BROWN & PLATT
     425 LEXINGTON AVENUE                777 MAIN STREET                    1675 BROADWAY
   NEW YORK, NEW YORK 10017          FORT WORTH, TEXAS 76102           NEW YORK, NEW YORK 10019
        (212) 455-2520                    (817) 338-4043                    (212) 506-2500

                               ------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
    As soon as practicable following the effectiveness of this Registration
                                   Statement.
                               ------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [X] File No. 333-32671

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                               ------------------

                        CALCULATION OF REGISTRATION FEE

======================================================================================================
                                                   PROPOSED MAXIMUM PROPOSED MAXIMUM     AMOUNT OF
      TITLE OF EACH CLASS OF          AMOUNT TO     OFFERING PRICE      AGGREGATE      REGISTRATION
   SECURITIES TO BE REGISTERED      BE REGISTERED      PER SHARE     OFFERING PRICE         FEE
------------------------------------------------------------------------------------------------------
Common Stock (par value $.01 per
  share)..........................     1,725,000        $9.875         $17,034,375        $5,162
======================================================================================================
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

   INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3, FILE NO.
                                   333-32671

     Patina Oil & Gas Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-32671) declared effective on
October 14, 1997 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and including each of the documents filed as Exhibits to such Registration Statement.

                                        2

                                    EXHIBITS

  5.1    Opinion of Simpson Thacher & Bartlett
 24.1    Consent of Arthur Andersen LLP
 24.2    Consent of Coopers & Lybrand LLP
 24.3    Consent of Simpson Thacher & Bartlett (included in exhibit 5.1)
 24.4    Consent of Netherland, Sewell & Associates, Inc.
 24.5    Consent of A.G. Edwards & Sons, Inc.
 24.6    Consent of William E. Macaulay
 24.7    Consent of Arnold L. Chavkin
 25.1    Powers of Attorney (included on the signature pages to this Registration Statement)

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DENVER, STATE OF COLORADO, ON THE 15TH DAY OF OCTOBER, 1997.

                                          PATINA OIL & GAS CORPORATION
                                          (Registrant)

                                          By: /s/ BRIAN J. CREE
                                            ------------------------------------
                                            Brian J. Cree
                                            Executive Vice President and
                                            Chief Operating Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED. EACH OF THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS THOMAS J. EDELMAN, BRIAN J. CREE AND DAVID J. KORNDER, OR ANY OF THEM, HIS TRUE AND LAWFUL ATTORNEY-IN-FACT TO EXECUTE IN HIS NAME AND ON HIS BEHALF ANY AMENDMENTS TO THIS REGISTRATION STATEMENT.

               SIGNATURES                                TITLE                       DATE
----------------------------------------   ----------------------------------  -----------------
         /s/ THOMAS J. EDELMAN             Chairman of the Board, President,   October 15, 1997
----------------------------------------     Chief Executive Officer and
           Thomas J. Edelman                 Director

           /s/ BRIAN J. CREE               Executive Vice President, Chief     October 15, 1997
----------------------------------------     Operating Officer and Director
             Brian J. Cree

          /s/ DAVID J. KORNDER             Vice President and Chief Financial  October 15, 1997
----------------------------------------     Officer
            David J. Kornder

          /s/ ROBERT J. CLARK              Director                            October 15, 1997
----------------------------------------
            Robert J. Clark

           /s/ JAY W. DECKER               Director                            October 15, 1997
----------------------------------------
             Jay W. Decker

         /s/ WILLIAM J. JOHNSON            Director                            October 15, 1997
----------------------------------------
           William J. Johnson

         /s/ ALEXANDER P. LYNCH            Director                            October 15, 1997
----------------------------------------
           Alexander P. Lynch

           /s/ JOHN C. SNYDER              Director                            October 15, 1997
----------------------------------------
             John C. Snyder

                                EXHIBITS INDEX

  5.1    Opinion of Simpson Thacher & Bartlett
 24.1    Consent of Arthur Andersen LLP
 24.2    Consent of Coopers & Lybrand LLP
 24.3    Consent of Simpson Thacher & Bartlett (included in exhibit 5.1)
 24.4    Consent of Netherland, Sewell & Associates, Inc.
 24.5    Consent of A.G. Edwards & Sons, Inc.
 24.6    Consent of William E. Macaulay
 24.7    Consent of Arnold L. Chavkin
 25.1    Powers of Attorney (included on the signature pages to this Registration Statement)